UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2014

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center

1401 McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with (i) the announcement by QR Energy, LP (the “Partnership”) of its financial results for the three months and year ended December 31, 2013, (ii) the acquisition by the Partnership of the limited liability company interests in QRE GP, LLC, the general partner of the Partnership (the “General Partner”), and (iii) the Partnership entering into an equity distribution agreement for the sale of the Partnership’s common units from time to time. On March 3, 2014, the Board of Directors (the “Board”) of the General Partner approved the buyout by the Partnership of 100% of the limited liability company interests in the General Partner. In connection with this transaction, the Partnership entered into Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, the Sixth Amendment to the Credit Agreement dated as of December 17, 2010 and the Contribution Agreement dated as of March 3, 2014.

Item 1.01.	Entry into a Material Definitive Agreement.

Contribution Agreement

On March 2, 2014, the Partnership entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, the General Partner, QR Holdings (QRE), LLC (“QRH”) and QR Energy Holdings, LLC (“QREH”) whereby (i) QRH and QREH agreed to contribute, and the Partnership agreed to acquire, 100% of the limited liability company interests in the General Partner in exchange for the right to receive contingent Class B units pursuant to Section 7.4 of the First Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Partnership, as amended by Amendment No. 3, and (ii) the Management Incentive Fee (as defined in the Partnership Agreement) was terminated (collectively, the “GP Buyout Transaction”).

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the Contribution Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Equity Distribution Agreement

On March 3, 2014, the Partnership and QRE Operating, LLC entered into an Equity Distribution Agreement (the “EDA”) with UBS Securities LLC, Credit Suisse Securities (USA) LLC and JonesTrading Institutional Services LLC (each a “Manager” and collectively the “Managers”). Pursuant to the terms of the EDA, the Partnership may sell from time to time through the Managers common units representing limited partner interests having an aggregate offering price of up to $100,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between the Partnership and one or more of the Managers, by means of any other existing trading market for our common units or to or through a market maker other than on an exchange.

The Partnership intends to use the net proceeds of this offering for general partnership purposes, which may include, among other things, repayment of indebtedness, acquisitions, capital expenditures and additions to working capital. Amounts repaid under the Partnership’s revolving credit facility may be reborrowed to fund its ongoing capital program, potential future acquisitions or for general partnership purposes.

The Units will be issued pursuant to the Partnership’s existing effective shelf registration statement on Form S-3 (Registration No. 333- 181820).

The foregoing description of the EDA is qualified in its entirety by reference to the EDA filed as Exhibit 1.1 hereto and incorporated herein by reference. Legal opinions relating to the Units are filed herewith as Exhibits 5.1 and 8.1.

Sixth Amendment to the Credit Agreement

On February 28, 2014, the Sixth Amendment to the Credit Agreement (the “Credit Agreement Amendment”), which amends the Credit Agreement dated as of December 17, 2010, among QRE Operating, LLC, a wholly owned subsidiary of the Partnership as Borrower, the Partnership, the General Partner, and the lenders party thereto, was executed. The Credit Agreement Amendment, which permits the GP Buyout Transaction, became effective upon consummation of the GP Buyout Transaction on March 2, 2014.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the Credit Agreement Amendment filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On March 3, 2014, the Partnership issued a press release announcing its financial results for the three months and year ended December 31, 2013 and 2014 guidance. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information being furnished pursuant to Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 5.03 below with respect to the potential issuance by the Partnership of Class B units pursuant to Amendment No. 3 to the Partnership Agreement is incorporated herein by reference. The Class B units will be issued in reliance on an exemption from registration under Section 4(2) of the Securities Act.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below with respect to the amendment of the Partnership Agreement is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth under Item 1.01 above with respect to the entry by the Partnership into the Contribution Agreement is incorporated herein by reference. As a result of the GP Buyout Transaction, the Partnership acquired the limited liability company interests of its General Partner, resulting in a change of control of the Partnership.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment No. 3 to the Partnership Agreement

On March 2, 2014, the General Partner amended the Partnership Agreement by executing Amendment No. 3 thereto (“Amendment No. 3”) to, among other things, (i) reclassify the General Partner’s 0.1% General Partnership Interest in the Partnership into a non-economic, management interest in the Partnership, (ii) terminate the Management Incentive Fee (as defined in the Partnership Agreement) and (iii) provide for the distribution of 11,552,184 Class B units to QREH and QRH in up to four equal installments of 2,888,046 Class B units in respect of any four of the six consecutive calendar years beginning with the year ending December 31, 2014 if (a) the Partnership pays a distribution of at least $0.4744 per unit (as proportionately adjusted for splits (including those effected by unit distributions), distributions, combinations and subdivisions of units) with respect to each quarter of the applicable calendar year (whether such distribution is made once in such quarter or in installments in such quarter), (b) the Partnership has a Distribution Coverage Ratio (as defined in the Partnership Agreement) of at least 1.0 as of December 31 of the applicable calendar year and (c) the Partnership has a Total Debt to EBITDAX ratio (as defined in the Partnership Agreement) of no greater than 4.0 as of March 31, June 30, September 30 and December 31 of the applicable calendar year, unless the Conflicts Committee has given its unanimous consent to specifically waive the application of this condition to the particular debt incurrences during such year that caused the excess.

The foregoing description of Amendment No. 3 is qualified in its entirety by reference to Amendment No. 3 filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 3, 2014, the Partnership issued a press release announcing the execution of the Contribution Agreement, Amendment No. 3 and the Credit Agreement Amendment in connection with the GP Buyout Transaction and its intention to engage in an investor conference call to discuss both the GP Buyout Transaction and the Partnership’s financial results for the three months and year ended December 31, 2013. A copy of the press release announcing the GP Buyout Transaction is furnished as Exhibit 99.2 hereto and the slide presentation to be presented in connection with such conference call is furnished as Exhibit 99.3 hereto.

The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibits 99.2 and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Equity Distribution Agreement, dated March 3, 2014, by and among QR Energy, LP, QRE Operating, LLC, and UBS Securities LLC, Credit Suisse Securities (USA) LLC and JonesTrading Institutional Services LLC.

3.1	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of QR Energy, LP, dated as of March 2, 2014.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

10.1	Contribution Agreement, dated as of March 2, 2014, by and among QR Energy, LP, QRE GP, LLC, QR Holdings (QRE), LLC and QR Energy Holdings, LLC.

10.2	Sixth Amendment to Credit Agreement dated as of February 28, 2014, by and among, QRE Operating, LLC, QR Energy, LP, QRE GP, LLC, and the lenders party thereto.

99.1	Press release of QR Energy, LP issued March 3, 2014 (in connection with the announcement of financial results for the three months and year ended December 31, 2013).

99.2	Press release of QR Energy, LP issued March 3, 2014 (in connection with the GP Buyout Transaction).

99.3	QR Energy, LP Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
	Name:	Gregory S. Roden
	Title:	Senior Vice President & General Counsel

Dated: March 3, 2014

Exhibit Index

Exhibit

1.1	Equity Distribution Agreement, dated March 3, 2014, by and among QR Energy, LP, QRE Operating, LLC, and UBS Securities LLC, Credit Suisse Securities (USA) LLC and JonesTrading Institutional Services LLC.

3.1	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of QR Energy, LP, dated as of March 2, 2014.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

10.1	Contribution Agreement, dated as of March 2, 2014, by and among QR Energy, LP, QRE GP, LLC, QR Holdings (QRE), LLC and QR Energy Holdings, LLC.

10.2	Sixth Amendment to Credit Agreement dated as of February 28, 2014, by and among, QRE Operating, LLC, QR Energy, LP, QRE GP, LLC and the lenders party thereto.

99.1	Press release of QR Energy, LP issued March 3, 2014 (in connection with the announcement of financial results for the three months and year ended December 31, 2013).

99.2	Press release of QR Energy, LP issued March 3, 2014 (in connection with the GP Buyout Transaction).

99.3	QR Energy, LP Investor Presentation.